Exhibit 10.37(b)

Execution Version

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) is dated as of June 7, 2021, and is entered into by and among VINTAGE WINE ESTATES, INC., a Nevada corporation (“Holdings”), VINTAGE WINE ESTATES, INC., a California corporation that is a wholly-owned subsidiary of Holdings (“Borrower Agent”), each other Subsidiary of Borrower Agent party to the Loan Agreement referenced below, as amended, together with KUNDE ENTERPRISES, INC., a California corporation added pursuant to the Joinder Agreement dated as of May 4, 2021, each an “Existing Borrower”, the financial institutions party to the Loan Agreement described below (collectively, “Lenders”), and BANK OF THE WEST (“Bank of the West”), as administrative agent for Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Existing Borrowers, the Lenders, and the Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of April 13, 2021 (the “Loan Agreement”).

WHEREAS, Borrower Agent, resulting from effectuating the transactions described in the S4 filed with the US Securities & Exchange Commission (the “SEC”) on May 7, 2021, has become the wholly-owned subsidiary of Holdings.

WHEREAS, Existing Borrowers have requested that Agent (with the consent of the Required Lenders) permit Holdings to be added as a Guarantor and an Obligor under the Loan Agreement, and, subject to the terms and conditions set forth herein, Agent (with the consent of the Required Lenders) has agreed to permit such addition.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Agreement, in which case, the definition contained herein shall govern.

2. JOINDER AND ACQUISITION COVENANTS.

2.1 Holdings hereby agrees as follows in favor of the Agent and the Lenders:

A. Effective as of the date hereof, by its execution of this Agreement, Holdings hereby agrees to become an Obligor and to be subject to all of the representations, warranties, affirmative covenants and negative covenants that are applicable to each Borrower under the Loan Agreement, as well as each other Loan Document, to the same extent as would be applicable if Holdings were a Borrower under the Loan Agreement and other Loan Documents. Holdings agrees that as a Guarantor it shall be liable to Lenders for all Obligations. Without limiting the generality of the foregoing or the terms of the Loan Agreement, Holdings hereby acknowledges and agrees that pursuant to it Guaranty, Holdings shall guaranty the prompt payment and performance of all Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by accelerations, or otherwise) strictly in accordance with the terms thereof.

B. In furtherance but without limitation of the foregoing, Holdings specifically acknowledges its grant to Agent for the benefit of itself and the Secured Parties, as security for its guaranty of the payment and performance of all of the Obligations, of a security interest in all of its assets that would be included in the term Collateral if Holdings were included in the original Borrowers under the Loan Agreement, provided that no security interest shall be granted in Excluded Assets. To facilitate the foregoing grant of a security interest, Holdings agrees to execute (and, if required by Agent, acknowledge) and deliver to Agent such instruments and agreements as Agent may require in connection herewith, including without limitation collateral assignments, endorsements, and other, related documents, as Agent may reasonably request to give effect to this joinder of Holdings as an Obligor.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

3.1 Agent shall have received counterparts to this Joinder, duly executed by the Existing Borrowers and the Holdings.

3.2 Agent shall have received from the Holdings, public officials’ certifications; organizational documents; customary evidence of authorization to enter into the Loan Documents in respect of the Obligations; and good standing certificates in jurisdictions of formation/organization.

4. REPRESENTATIONS AND WARRANTIES. Each of the Existing Borrowers hereby affirm to Agent and the Lenders that all of Existing Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

5. LIMITED EFFECT. Except as specifically set forth in this Agreement, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

6. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

EXISTING BORROWERS:

VINTAGE WINE ESTATES, INC., a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

GROVE ACQUISITION, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GIRARD WINERY LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MILDARA BLASS INC., a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

Joinder Agreement re Vintage Wine Estates, Inc., a Nevada corporation

SPLINTER GROUP NAPA, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

KUNDE ENTERPRISES, INC., a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

HOLDINGS:

VINTAGE WINE ESTATES, INC., a Nevada corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

Joinder Agreement re Vintage Wine Estates, Inc., a Nevada corporation

AGENT:

BANK OF THE WEST, as Agent (with the consent of the Required Lenders)

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Joinder Agreement re Vintage Wine Estates, Inc., a Nevada corporation